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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 14, 1997 included in Tecnol Medical Products, Inc.'s Form 10-K for the year ended November 30, 1996, and to all references to our firm included in the Proxy Statement/Prospectus which is a part of this Registration Statement.




/s/ ARTHUR ANDERSEN LLP





Fort Worth, Texas
November 10, 1997